UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

GREY CLOAK TECH INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-202542 (Commission File Number)	47-2594704 (I.R.S. Employer Identification No.)

10300 W. Charleston Las Vegas, NV 89135 (Address of principal executive offices) (zip code)

(702) 201-6450 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of BergaMet and the Share Exchange Agreement

On February 4, 2019, Grey Cloak Tech Inc. (the “Company” also referred to herein as “us,” “we” and “our”), entered into a Share Exchange Agreement by and among the Company, BergaMet NA, LLC, a Delaware limited liability company (“BergaMet”), and the members of BergaMet, whereby we issued and exchanged 97,409,678 shares of our common stock for all of the outstanding equity securities of BergaMet. Through this exchange of securities pursuant to the Share Exchange Agreement (the “Exchange”), BergaMet is now our wholly-owned subsidiary. The shares of common stock issued in the Exchange are equal to 80.1% of our outstanding common stock immediately following the Exchange.

The Share Exchange Agreement contains customary representations and warranties made by the Company and by BergaMet. The Exchange was conditioned upon the execution and performance of the Note Satisfaction Agreements and Share Conversion Agreements discussed below. The Share Exchange Agreement also contains other certain terms and conditions which are common in such agreements, and reference is made herein to the text of those agreements which will be filed in our next Quarterly Report on Form 10-Q for the current quarterly period.

As part of the Exchange, we appointed Sanjeev Javia to serve as our President and Chief Executive Officer and as a Director on our Board of Directors. See Item 5.02 below.

A press release issued on February 7, 2019 announcing the Exchange and acquisition of BergaMet is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Note Satisfaction Agreements

Prior to the Exchange, we entered into a Note Satisfaction Agreement with each of Auctus Fund, Crown Bridge Partners, LLC, Power Up Lending Group Ltd., GS Capital Partners LLC, Oakmore Opportunity Fund I LP, and Adar Bays, LLC. All of these entities were holders of our convertible debt, and these Note Satisfaction Agreements terminate their convertible notes unless we fail to perform our payment obligations. We have agreed to pay these note holders an aggregate of $518,485.97, plus interest. We will pay an aggregate of $353,907.97 on or before February 15, 2019 and another $164,578 plus interest in approximately one (1) year.

Various other holders of Convertible Promissory Notes agreed to convert their notes for an aggregate of 806,015 shares of common stock prior to the Exchange. As a result, no convertible promissory notes are currently outstanding, except for convertible notes subject to revival if we fail to make payments pursuant to the Note Satisfaction Agreements.

Share Conversion Agreements

All of the holders of our Series A Convertible Preferred Stock (the “Preferred Holders”) entered into a Preferred Stock Conversion Agreement. Pursuant to the Conversion Agreements, the Preferred Holders converted their shares of preferred stock into common stock, effective as of the Exchange. As a result, no shares of our Series A Convertible Preferred Stock are outstanding. An aggregate of 10,860,012 shares were issued to the Preferred Holders. The Preferred Holders agreed to convert each share of Series A Convertible Preferred Stock into eighteen (18) shares of our common stock.

Section 2 – Securities and Trading Markets

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure in Item 1.01 above regarding the Note Satisfaction Agreements and Share Conversion Agreements is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure in Item 1.01 above regarding the issuance of securities in the Exchange is incorporated herein by reference.

The shares of common stock issued pursuant to the Share Exchange Agreement, the Share Conversion Agreements and in the transactions listed above were offered and sold in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The investors have acquired the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure in Item 1.01 above regarding the Note Conversion Agreements with the Preferred Holders is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

The disclosure in Item 1.01 above regarding the Acquisition of BergaMet and the Share Exchange Agreement, including the issuance of shares to the BergaMet members of 80.1% of the Company’s outstanding common stock, is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Sanjeev Javia

On February 4, 2019, Sanjeev Javia, age 44, was appointed to our Board of Directors and as our Chief Executive Officer and President. Mr. Javia holds an MBA from Thunderbird School of Global Management and a Bio Psychology degree from the University of Michigan. He also has 17 years of experience formulating nutrition products and has developed entire lines of supplement products, with a focus on health and sports performance. His specialty and research emphasis is on nutrition and exercise interventions in diabetes/obesity, auto-immune diseases, neurological issues, and post-chemotherapy recovery.

Mr. Javia is the founder and Chief Executive Officer of Javia Wellness Group, a company that was formed in November 2009 and focuses on the development, research, and go-to market strategies for nutraceutical and wellness products. Mr. Javia serves as a board member and partner in various health-related organizations, such as Youngevity, SpeedFlex Training Systems, Like A Pro Inc, SuperFlex Fitness, DermSpectra Imaging, and Splash Beverage Group.

Resignation of Kevin Pitts

Effective as of the Exchange, Kevin Pitts resigned his positions of Chief Executive Officer and President of the Company. Mr. Pitts will remain a director of the Company. He was appointed to be our Chief Operating Officer as of the Exchange.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grey Cloak Tech Inc.

Dated: February 8, 2018	/s/ William Bossung
By: William Bossung
Its: Chief Financial Officer and Secretary

-4-

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Grey Cloak Tech Inc., dated February 7, 2019.